UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21423

                           The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend & Income Trust

Annual Report — December 31, 2013

Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) total return of The Gabelli Dividend & Income Trust (the “Fund”) was 36.5%, compared with a total return of 32.4% for the Standard & Poor’s (“S&P”) 500 Index. The total return for the Fund’s publicly traded shares was 44.4%. The Fund’s NAV per share was $24.18, while the price of the publicly traded shares closed at $22.17 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Sincerely yours,

Bruce N. Alpert
President

February 11, 2014

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)				Since Inception (11/28/03)
	1 Year	3 Year	5 Year
Gabelli Dividend & Income Trust
NAV Total Return (b)	36.47%	16.86%	20.36%	8.79%
Investment Total Return (c)	44.38	19.61	24.37	8.27
S&P 500 Index	32.39	16.18	17.94	7.88
Dow Jones Industrial Average	29.59	15.62	16.69	8.09(d)
Nasdaq Composite Index	40.12	17.82	22.92	8.98

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.
(d)	From November 30, 2003, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2013:

The Gabelli Dividend & Income Trust

Financial Services	14.6%
Food and Beverage	11.1%
Energy and Utilities: Oil	9.1%
U.S. Government Obligations	7.2%
Health Care	6.4%
Telecommunications	4.6%
Diversified Industrial	4.3%
Retail	4.3%
Energy and Utilities: Integrated	3.2%
Energy and Utilities: Natural Gas	2.8%
Energy and Utilities: Services	2.7%
Consumer Products	2.7%
Aerospace	2.6%
Cable and Satellite	2.5%
Specialty Chemicals	2.0%
Entertainment	1.9%
Energy and Utilities: Electric	1.7%
Automotive: Parts and Accessories	1.6%
Equipment and Supplies	1.6%
Metals and Mining	1.3%
Electronics	1.2%
Computer Software and Services	1.1%

Machinery	1.1%
Environmental Services	1.1%
Business Services	1.0%
Automotive	1.0%
Paper and Forest Products	0.7%
Computer Hardware	0.6%
Hotels and Gaming	0.6%
Transportation	0.6%
Wireless Communications	0.6%
Energy and Utilities: Water	0.5%
Consumer Services	0.5%
Energy and Utilities	0.3%
Communications Equipment	0.3%
Building and Construction	0.2%
Agriculture	0.2%
Publishing	0.1%
Broadcasting	0.1%
Real Estate	0.0%*
Aviation: Parts and Services	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend & Income Trust

Schedule of Investments — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 91.7%
	Aerospace — 2.4%
133,000	Exelis Inc.	$1,518,023	$2,534,980
32,000	Kaman Corp.	594,408	1,271,360
107,000	Rockwell Automation Inc.	4,661,464	12,643,120
1,344,000	Rolls-Royce Holdings plc	10,073,258	28,376,496
115,584,000	Rolls-Royce Holdings plc, Cl. C†(a)	186,664	191,402
105,000	The Boeing Co.	7,559,027	14,331,450

		24,592,844	59,348,808

	Agriculture — 0.2%
100,000	Archer Daniels Midland Co.	2,706,857	4,340,000

	Automotive — 1.0%
350,000	Ford Motor Co.	4,936,040	5,400,500
122,000	General Motors Co.†	3,430,445	4,986,140
264,000	Navistar International Corp.†	6,436,944	10,082,160
83,000	PACCAR Inc.	3,661,107	4,911,110

		18,464,536	25,379,910

	Automotive: Parts and Accessories — 1.6%
1,800	Dana Holding Corp.	34,884	35,316
398,000	Genuine Parts Co.	18,025,776	33,109,620
103,000	Johnson Controls Inc.	3,296,146	5,283,900
16,000	O’Reilly Automotive Inc.†	1,952,117	2,059,360

		23,308,923	40,488,196

	Aviation: Parts and Services — 0.0%
9,000	B/E Aerospace Inc.†	728,066	783,270

	Broadcasting — 0.1%
8,000	Liberty Media Corp., Cl. A†	826,886	1,171,600

	Building and Construction — 0.2%
80,000	Fortune Brands Home & Security Inc.	1,061,595	3,656,000
120,036	Layne Christensen Co.†	2,629,929	2,050,215

		3,691,524	5,706,215

	Business Services — 1.0%
100,000	ACCO Brands Corp.†	754,699	672,000
13,400	ARAMARK Holdings Corp.†	286,001	351,348
100,000	Diebold Inc.	3,212,268	3,301,000
94,175	Fly Leasing Ltd., ADR	1,174,441	1,513,392
57,800	Macquarie Infrastructure Co. LLC	2,634,971	3,146,054
18,800	MasterCard Inc., Cl. A	2,903,147	15,706,648
31,000	The Brink’s Co.	794,559	1,058,340

		11,760,086	25,748,782

	Cable and Satellite — 2.5%
70,000	AMC Networks Inc., Cl. A†	1,844,293	4,767,700
461,000	Cablevision Systems Corp., Cl. A	6,832,509	8,265,730
15,000	Cogeco Inc.	296,908	691,645

Shares		Cost	Market Value
80,000	Comcast Corp., Cl. A, Special	$2,636,451	$3,990,400
100,000	DIRECTV†	5,021,950	6,909,000
200,000	DISH Network Corp., Cl. A†	5,186,790	11,584,000
53,000	EchoStar Corp., Cl. A†	1,372,506	2,635,160
44,000	Intelsat SA†	826,001	991,760
41,032	Liberty Global plc, Cl. A†	1,000,463	3,651,438
54,771	Liberty Global plc, Cl. C†	2,183,365	4,618,291
177,000	Rogers Communications Inc., Cl. B	3,606,727	8,009,250
45,500	Time Warner Cable Inc.	5,468,466	6,165,250

		36,276,429	62,279,624

	Communications Equipment — 0.3%
10,000	Cisco Systems Inc.	246,200	224,500
384,000	Corning Inc.	4,703,885	6,842,880

		4,950,085	7,067,380

	Computer Hardware — 0.6%
23,500	Apple Inc.	10,937,073	13,186,085
10,000	International Business Machines Corp.	1,755,473	1,875,700
10,000	SanDisk Corp.	71,881	705,400

		12,764,427	15,767,185

	Computer Software and Services — 1.1%
25,000	Blucora Inc.†	371,605	729,000
70,000	EarthLink Inc.	459,297	354,900
4,000	eBay Inc.†	121,970	219,560
10,000	Google Inc., Cl. A†	5,312,593	11,207,100
10,000	Internap Network Services Corp.†	81,675	75,200
50,000	MedAssets Inc.†	981,275	991,500
214,000	Microsoft Corp.	6,160,460	8,010,020
20,000	RealD Inc.†	199,487	170,800
145,000	Yahoo! Inc.†	2,724,643	5,863,800

		16,413,005	27,621,880

	Consumer Products — 2.7%
15,000	Altria Group Inc.	321,235	575,850
321,600	Avon Products Inc.	6,728,740	5,537,952
5,000	Church & Dwight Co. Inc.	312,042	331,400
88,000	Coty Inc., Cl. A	1,489,178	1,342,000
40,000	Hanesbrands Inc.	842,292	2,810,800
75,000	Harman International Industries Inc.	3,194,723	6,138,750
57,000	Kimberly-Clark Corp.	3,402,265	5,954,220
32,000	Philip Morris International Inc.	1,586,367	2,788,160
7,000	Stanley Black & Decker Inc.	544,312	564,830
885,000	Swedish Match AB	12,105,584	28,441,195
145,000	The Procter & Gamble Co.	8,103,680	11,804,450
10,000	Tupperware Brands Corp.	573,472	945,300

		39,203,890	67,234,907

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Services — 0.5%
65,000	Liberty Interactive Corp., Cl. A†	$1,223,741	$1,907,750
3,500	Liberty Ventures, Cl. A†	145,949	429,065
226,500	The ADT Corp.	7,329,540	9,166,455

		8,699,230	11,503,270

	Diversified Industrial — 3.9%
92,000	Bouygues SA	3,213,947	3,470,409
78,000	Eaton Corp. plc	4,048,637	5,937,360
842,000	General Electric Co.	17,726,009	23,601,260
347,000	Honeywell International Inc.	14,330,748	31,705,390
56,000	ITT Corp.	1,056,566	2,431,520
71,000	Owens-Illinois Inc.†	2,501,116	2,540,380
20,000	Pentair Ltd.	778,525	1,553,400
5,500	Sulzer AG	543,213	887,226
20,000	Texas Industries Inc.†	1,177,501	1,375,600
252,000	Textron Inc.	1,826,603	9,263,520
7,000	Toray Industries Inc.	49,349	48,390
337,000	Tyco International Ltd.	7,513,000	13,830,480

		54,765,214	96,644,935

	Electronics — 1.2%
40,000	Emerson Electric Co.	1,973,621	2,807,200
544,900	Intel Corp.	11,214,114	14,145,604
285,000	Sony Corp., ADR	5,898,165	4,927,650
73,000	TE Connectivity Ltd.	2,489,186	4,023,030
100,000	Texas Instruments Inc.	2,905,588	4,391,000

		24,480,674	30,294,484

	Energy and Utilities: Electric — 1.7%
26,000	ALLETE Inc.	843,959	1,296,880
86,000	American Electric Power Co. Inc.	2,735,758	4,019,640
24,000	Edison International	843,096	1,111,200
10,000	El Paso Electric Co.	335,184	351,100
140,000	Electric Power Development Co. Ltd.	3,526,890	4,074,637
265,000	Great Plains Energy Inc.	6,124,510	6,423,600
105,000	Integrys Energy Group Inc.	4,976,957	5,713,050
266,230	Northeast Utilities	4,713,361	11,285,490
31,000	Pepco Holdings Inc.	571,843	593,030
32,000	Pinnacle West Capital Corp.	1,236,012	1,693,440
67,000	The AES Corp.	751,068	972,170
25,000	The Southern Co.	745,389	1,027,750
48,000	UNS Energy Corp.	1,314,432	2,872,800

		28,718,459	41,434,787

	Energy and Utilities: Integrated — 3.2%
2,000	Alliant Energy Corp.	54,848	103,200
40,000	Avista Corp.	735,174	1,127,600
32,000	Black Hills Corp.	835,256	1,680,320
48,000	Chubu Electric Power Co. Inc.	1,033,833	619,428

Shares		Cost	Market Value
410,000	CONSOL Energy Inc.	$15,343,514	$15,596,400
27,000	Consolidated Edison Inc.	1,094,570	1,492,560
21,000	Dominion Resources Inc.	810,922	1,358,490
32,000	Duke Energy Corp.	1,595,675	2,208,320
100,000	Edison SpA†	220,882	68,992
24,000	Endesa SA†	611,779	769,294
280,000	Enel SpA	1,430,807	1,222,617
34,000	FirstEnergy Corp.	1,186,556	1,121,320
45,000	Hawaiian Electric Industries Inc.	1,036,845	1,172,700
401,000	Hera SpA	792,954	910,235
38,000	Hokkaido Electric Power Co. Inc.†	715,470	436,255
50,000	Hokuriku Electric Power Co.	879,879	677,523
65,000	Iberdrola SA, ADR	1,673,132	1,660,750
140,000	Korea Electric Power Corp., ADR†	1,939,918	2,325,400
65,000	Kyushu Electric Power Co. Inc.†	1,179,495	828,316
31,000	MGE Energy Inc.	999,831	1,794,900
37,825	Murphy USA Inc.†	1,254,929	1,572,007
29,000	National Grid plc, ADR	1,314,493	1,894,280
139,000	NextEra Energy Inc.	5,588,847	11,901,180
88,000	NiSource Inc.	1,837,832	2,893,440
170,000	OGE Energy Corp.	2,024,325	5,763,000
22,000	Ormat Technologies Inc.	330,000	598,620
50,000	Public Service Enterprise Group Inc.	1,510,133	1,602,000
78,000	Shikoku Electric Power Co. Inc.†	1,472,079	1,166,556
78,000	The Chugoku Electric Power Co. Inc.	1,415,912	1,211,737
40,000	The Empire District Electric Co.	860,829	907,600
26,000	The Kansai Electric Power Co. Inc.†	492,146	298,490
68,000	Tohoku Electric Power Co. Inc.†	1,058,814	763,878
64,000	Vectren Corp.	1,801,448	2,272,000
107,000	Westar Energy Inc.	2,181,042	3,442,190
41,000	Wisconsin Energy Corp.	670,733	1,694,940
140,000	Xcel Energy Inc.	2,316,806	3,911,600

		60,301,708	79,068,138

	Energy and Utilities: Natural Gas — 2.7%
16,000	AGL Resources Inc.	627,629	755,680
47,000	Delta Natural Gas Co. Inc.	608,654	1,051,860
39,372	Energy Transfer Partners LP	1,615,309	2,254,047
11,000	Kinder Morgan Energy Partners LP	448,584	887,260
133,374	Kinder Morgan Inc.	3,588,942	4,801,464
350,000	National Fuel Gas Co.	10,573,121	24,990,000

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Natural Gas (Continued)
60,000	ONEOK Inc.	$1,575,941	$3,730,800
129,600	Sempra Energy	3,899,619	11,632,896
15,000	South Jersey Industries Inc.	425,387	839,400
79,000	Southwest Gas Corp.	2,053,468	4,416,890
262,000	Spectra Energy Corp.	6,455,524	9,332,440
12,000	The Laclede Group Inc.	367,273	546,480

		32,239,451	65,239,217

	Energy and Utilities: Oil — 9.1%
87,000	Anadarko Petroleum Corp.	5,081,251	6,900,840
36,000	Apache Corp.	1,726,982	3,093,840
215,000	BG Group plc, ADR	1,741,038	4,663,350
178,000	BP plc, ADR	7,853,027	8,652,580
69,000	Chesapeake Energy Corp.	1,382,910	1,872,660
162,000	Chevron Corp.	12,269,883	20,235,420
303,700	ConocoPhillips	15,012,128	21,456,405
74,000	Devon Energy Corp.	3,539,008	4,578,380
140,000	Eni SpA, ADR	5,193,120	6,788,600
194,000	Exxon Mobil Corp.	12,743,974	19,632,800
47,000	Hess Corp.	2,031,593	3,901,000
365,400	Marathon Oil Corp.	8,039,607	12,898,620
182,700	Marathon Petroleum Corp.	5,401,449	16,759,071
102,800	Murphy Oil Corp.	4,700,274	6,669,664
221,100	Occidental Petroleum Corp.	10,259,761	21,026,610
200	PetroChina Co. Ltd., ADR	12,118	21,948
12,000	Petroleo Brasileiro SA, ADR	287,740	165,360
253,850	Phillips 66	10,216,129	19,579,451
220,000	Repsol SA, ADR	4,579,194	5,563,800
220,000	Royal Dutch Shell plc, Cl. A, ADR	11,028,128	15,679,400
640,100	Statoil ASA, ADR	9,846,057	15,445,613
153,000	Total SA, ADR	6,870,844	9,374,310

		139,816,215	224,959,722

	Energy and Utilities: Services — 2.7%
95,000	ABB Ltd., ADR	1,034,502	2,523,200
76,000	Cameron International Corp.†	1,459,225	4,524,280
83,000	Diamond Offshore Drilling Inc.	4,620,415	4,724,360
453,600	Halliburton Co.	13,514,293	23,020,200
240,000	Invensys plc	1,862,851	2,020,931
10,000	Noble Corp. plc	254,820	374,700
24,000	Oceaneering International Inc.	489,219	1,893,120
76,000	Rowan Companies plc, Cl. A†	2,738,432	2,687,360
115,000	Schlumberger Ltd.	3,860,342	10,362,650
76,000	Transocean Ltd.	4,307,782	3,755,920
749,000	Weatherford International Ltd.†	12,743,489	11,602,010

		46,885,370	67,488,731

Shares		Cost	Market Value
	Energy and Utilities: Water — 0.5%
16,000	American States Water Co.	$204,365	$459,680
138,000	American Water Works Co. Inc.	2,864,964	5,831,880
78,000	Aqua America Inc.	1,052,011	1,840,020
34,500	Severn Trent plc	878,266	974,076
75,000	SJW Corp.	1,316,306	2,234,250
9,000	The York Water Co.	117,059	188,370
6,000	United Utilities Group plc, ADR	168,600	134,820

		6,601,571	11,663,096

	Entertainment — 1.9%
55,000	Take-Two Interactive Software Inc.†	648,794	955,350
86,000	The Madison Square Garden Co., Cl. A†	1,585,820	4,951,880
270,000	Time Warner Inc.	8,508,984	18,824,400
136,000	Twenty-First Century Fox Inc., Cl. B	3,345,893	4,705,600
131,000	Viacom Inc., Cl. B	6,429,673	11,441,540
173,000	Vivendi SA	4,502,044	4,558,832
24,300	World Wrestling Entertainment Inc., Cl. A	256,867	402,894

		25,278,075	45,840,496

	Environmental Services — 1.1%
170,200	Progressive Waste Solutions Ltd.	3,567,164	4,212,450
210,000	Republic Services Inc.	6,303,653	6,972,000
23,645	Veolia Environnement SA	285,530	385,626
8,000	Waste Connections Inc.	285,494	349,040
310,000	Waste Management Inc.	11,915,537	13,909,700

		22,357,378	25,828,816

	Equipment and Supplies — 1.6%
98,000	CIRCOR International Inc.	2,177,427	7,916,440
48,000	Graco Inc.	2,481,598	3,749,760
70,000	Mueller Industries Inc.	2,800,854	4,410,700
610,000	RPC Inc.	1,209,264	10,888,500
124,000	Sealed Air Corp.	2,852,936	4,222,200
86,000	Tenaris SA, ADR	3,766,071	3,757,340
100,000	Timken Co.	5,468,492	5,507,000

		20,756,642	40,451,940

	Financial Services — 14.6%
104,000	Aflac Inc.	5,413,635	6,947,200
436,200	American Express Co.	18,792,328	39,576,426
655,000	American International Group Inc.	21,193,725	33,437,750
310,000	Bank of America Corp.	2,043,743	4,826,700
9,000	Berkshire Hathaway Inc., Cl. B†	891,117	1,067,040
21,000	BlackRock Inc.	3,177,923	6,645,870

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
125,000	Citigroup Inc.	$4,513,402	$6,513,750
110,000	CME Group Inc.	7,082,901	8,630,600
165,000	Discover Financial Services	2,639,139	9,231,750
100,000	Fidelity National Financial Inc., Cl. A	1,848,451	3,245,000
235,000	First Niagara Financial Group Inc.	3,049,842	2,495,700
50,000	H&R Block Inc.	828,149	1,452,000
150,000	Hartford Financial Services Group Inc.	4,583,394	5,434,500
25,000	Hong Kong Exchanges and Clearing Ltd.	402,742	416,865
50,000	HSBC Holdings plc, ADR	2,949,940	2,756,500
210,000	Invesco Ltd.	5,026,220	7,644,000
558,700	JPMorgan Chase & Co.	19,652,167	32,672,776
40,000	Kinnevik Investment AB, Cl. B	874,004	1,852,655
175,000	KKR Financial Holdings LLC	1,599,859	2,133,250
403,950	Legg Mason Inc.	10,412,417	17,563,746
43,000	M&T Bank Corp.	2,824,121	5,006,060
275,000	Morgan Stanley	5,578,087	8,624,000
36,000	National Australia Bank Ltd., ADR	854,233	1,117,800
170,000	New York Community Bancorp Inc.	2,844,696	2,864,500
109,000	Northern Trust Corp.	5,042,673	6,746,010
235,000	SLM Corp.	3,647,074	6,175,800
200,000	State Street Corp.	7,702,602	14,678,000
171,700	T. Rowe Price Group Inc.	9,142,720	14,383,309
736,000	The Bank of New York Mellon Corp.	21,191,676	25,715,840
287,000	The PNC Financial Services Group Inc.	16,205,798	22,265,460
138,000	The Travelers Companies Inc.	6,550,771	12,494,520
130,000	U.S. Bancorp	3,910,683	5,252,000
47,000	W. R. Berkley Corp.	1,768,889	2,039,330
140,000	Waddell & Reed Financial Inc., Cl. A	2,975,064	9,116,800
628,500	Wells Fargo & Co.	18,770,355	28,533,900
20,000	Willis Group Holdings plc	616,950	896,200

		226,601,490	360,453,607

	Food and Beverage — 11.1%
242,000	Beam Inc.	12,393,732	16,470,520
5,000	Brown-Forman Corp., Cl. B	341,437	377,850
115,000	Campbell Soup Co.	3,812,255	4,977,200
500,000	China Mengniu Dairy Co. Ltd.	1,245,706	2,372,877
188,000	ConAgra Foods Inc.	4,786,564	6,335,600
34,000	Constellation Brands Inc., Cl. A†	533,862	2,392,920
304,082	Danone SA	15,388,059	21,886,876
1,725,000	Davide Campari-Milano SpA	9,205,071	14,428,395

Shares		Cost	Market Value
10,000	Diageo plc, ADR	$908,150	$1,324,200
249,000	Dr Pepper Snapple Group Inc.	6,968,815	12,131,280
549,000	General Mills Inc.	16,774,299	27,400,590
18,000	Heineken Holding NV	747,987	1,138,712
309,000	Hillshire Brands Co.	8,339,308	10,332,960
265,000	ITO EN Ltd.	5,840,946	5,538,553
45,000	Kellogg Co.	2,317,413	2,748,150
375,000	Kikkoman Corp.	4,483,113	7,071,978
206,666	Kraft Foods Group Inc.	6,593,156	11,143,431
793,000	Mondelēz International Inc., Cl. A	15,959,778	27,992,900
150,000	Morinaga Milk Industry Co. Ltd.	588,860	444,402
21,000	Nestlé SA	1,310,668	1,537,246
17,000	Nestlé SA, ADR	1,152,665	1,251,030
168,000	NISSIN FOODS HOLDINGS CO. LTD.	5,735,429	7,083,088
1,610,000	Parmalat SpA	4,833,361	5,484,056
339,450	Parmalat SpA, GDR(b)(c)	981,615	1,158,136
219,000	PepsiCo Inc.	14,173,217	18,163,860
62,000	Pernod Ricard SA	5,311,274	7,063,172
21,300	Remy Cointreau SA	1,103,578	1,787,161
26,000	Suntory Beverage & Food Ltd.	828,681	828,316
706,000	The Coca-Cola Co.	16,524,726	29,164,860
55,000	The Hershey Co.	2,056,150	5,347,650
30,000	Unilever plc, ADR	960,480	1,236,000
327,000	Yakult Honsha Co. Ltd.	8,411,725	16,488,178

		180,612,080	273,102,147

	Health Care — 6.4%
134,000	Abbott Laboratories	3,939,023	5,136,220
50,000	AbbVie Inc.	1,467,786	2,640,500
69,000	Actavis plc†	9,936,000	11,592,000
22,344	Aetna Inc.	1,335,798	1,532,575
56,560	Alere Inc.†	1,834,832	2,047,472
35,000	AmerisourceBergen Corp.	1,623,918	2,460,850
15,000	Amgen Inc.	1,318,669	1,712,400
10,000	Baxter International Inc.	666,696	695,500
242,861	BioScrip Inc.†	1,574,581	1,797,171
206,000	Bristol-Myers Squibb Co.	5,451,788	10,948,900
22,000	Chemed Corp.	1,452,626	1,685,640
10,000	Cigna Corp.	529,926	874,800
251,000	Covidien plc	11,239,704	17,093,100
23,200	DaVita HealthCare Partners Inc.†	1,336,821	1,470,184
100,000	Eli Lilly & Co.	4,323,602	5,100,000
12,000	Endo Health Solutions Inc.†	385,340	809,520
45,000	Express Scripts Holding Co.†	2,589,193	3,160,800
7,500	Humana Inc.	499,143	774,150
9,500	ICU Medical Inc.†	685,642	605,245
97,000	Johnson & Johnson	6,396,439	8,884,230

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
13,500	Laboratory Corp. of America Holdings†	$1,184,428	$1,233,495
100,000	Lexicon Pharmaceuticals Inc.†	214,261	180,000
18,750	Mallinckrodt plc†	661,292	979,875
7,500	McKesson Corp.	664,206	1,210,500
25,000	Mead Johnson Nutrition Co.	1,182,016	2,094,000
281,000	Merck & Co. Inc.	10,276,060	14,064,050
40,000	Mylan Inc.†	896,228	1,736,000
20,000	Orthofix International NV†	734,773	456,400
112,500	Owens & Minor Inc.	2,399,108	4,113,000
99,000	Patterson Companies Inc.	3,422,563	4,078,800
642,303	Pfizer Inc.	12,101,903	19,673,741
50,000	Quality Systems Inc.	937,890	1,053,000
75,000	Sanofi, ADR	2,849,575	4,022,250
50,000	St. Jude Medical Inc.	1,791,381	3,097,500
20,000	Stryker Corp.	1,063,765	1,502,800
25,000	Tenet Healthcare Corp.†	757,316	1,053,000
15,000	The Cooper Companies Inc.	1,851,882	1,857,600
46,000	UnitedHealth Group Inc.	2,339,189	3,463,800
40,000	ViroPharma Inc.†	1,979,288	1,994,000
10,000	Zimmer Holdings Inc.	632,385	931,900
278,202	Zoetis Inc.	7,042,411	9,094,423

		113,569,447	158,911,391

	Hotels and Gaming — 0.6%
19,000	Accor SA	654,124	896,547
120,000	Boyd Gaming Corp.†	805,607	1,351,200
800,000	Ladbrokes plc	7,280,309	2,370,007
128,000	Las Vegas Sands Corp.	4,404,003	10,095,360
5,000	Wynn Resorts Ltd.	468,946	971,050

		13,612,989	15,684,164

	Machinery — 1.1%
689,040	CNH Industrial NV†	4,309,631	7,820,604
90,500	Deere & Co.	5,168,640	8,265,365
13,000	Kennametal Inc.	525,229	676,910
275,000	Xylem Inc.	7,760,346	9,515,000

		17,763,846	26,277,879

	Metals and Mining — 1.3%
70,000	Agnico Eagle Mines Ltd.	2,686,530	1,846,600
230,000	Alcoa Inc.	2,266,458	2,444,900
20,000	Alliance Holdings GP LP	461,803	1,165,400
8,000	BHP Billiton Ltd., ADR	217,549	545,600
30,000	Franco-Nevada Corp.	1,141,089	1,222,594
405,000	Freeport-McMoRan Copper & Gold Inc.	9,692,993	15,284,700
18,000	Labrador Iron Ore Royalty Corp.	608,908	582,236
305,000	Newmont Mining Corp.	15,476,213	7,024,150

Shares		Cost	Market Value
40,000	Peabody Energy Corp.	$677,113	$781,200

		33,228,656	30,897,380

	Paper and Forest Products — 0.7%
334,000	International Paper Co.	15,462,207	16,376,020

	Publishing — 0.1%
107,000	News Corp., Cl. B†	1,606,462	1,907,810

	Real Estate — 0.0%
14,000	Brookfield Asset Management Inc., Cl. A	144,181	543,620
12,000	QTS Realty Trust Inc., Cl. A	248,345	297,360

		392,526	840,980

	Retail — 4.3%
55,000	CST Brands Inc.	1,761,256	2,019,600
336,000	CVS Caremark Corp.	12,079,476	24,047,520
32,000	Hertz Global Holdings Inc.†	792,297	915,840
142,000	Ingles Markets Inc., Cl. A	1,615,209	3,848,200
207,000	Lowe’s Companies Inc.	5,050,173	10,256,850
110,000	Macy’s Inc.	1,425,110	5,874,000
41,000	Outerwall Inc.†	2,044,829	2,758,070
60,000	Rush Enterprises Inc., Cl. B†	892,421	1,530,000
376,000	Safeway Inc.	9,211,064	12,246,320
270,000	Sally Beauty Holdings Inc.†	4,052,853	8,162,100
120,000	Seven & i Holdings Co. Ltd.	3,637,248	4,763,080
73,000	The Home Depot Inc.	2,703,984	6,010,820
221,000	Walgreen Co.	7,895,905	12,694,240
30,000	Wal-Mart Stores Inc.	1,472,276	2,360,700
146,000	Whole Foods Market Inc.	5,480,910	8,443,180

		60,115,011	105,930,520

	Specialty Chemicals — 2.0%
76,000	Air Products & Chemicals Inc.	6,571,027	8,495,280
52,000	Airgas Inc.	3,446,025	5,816,200
77,000	Ashland Inc.	2,235,998	7,472,080
10,000	Chemtura Corp.†	265,800	279,200
163,000	E. I. du Pont de Nemours and Co.	7,462,443	10,590,110
500,000	Ferro Corp.†	3,761,790	6,415,000
95,000	Olin Corp.	1,739,175	2,740,750
5,000	Praxair Inc.	556,243	650,150
124,000	The Dow Chemical Co.	4,778,495	5,505,600

		30,816,996	47,964,370

	Telecommunications — 4.5%
380,000	AT&T Inc.	10,915,760	13,360,800
225,000	BCE Inc.	5,607,343	9,740,250
39,000	Belgacom SA	1,195,261	1,153,797
40,000	Bell Aliant Inc.(c)	1,082,414	1,009,160
510,000	Deutsche Telekom AG, ADR	8,739,857	8,802,600
195,000	Hellenic Telecommunications Organization SA, ADR†	1,323,723	1,267,500

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
42,000	Loral Space & Communications Inc.†	$1,840,834	$3,401,160
50,000	Orange SA, ADR	1,066,613	617,500
160,000	Portugal Telecom SGPS SA	1,842,783	695,556
1	Sprint Corp.†	6	11
46,184	Telefonica SA, ADR	655,066	754,647
185,000	Telekom Austria AG	2,082,175	1,400,798
25,000	Telenet Group Holding NV	1,137,288	1,491,780
128,870	Telephone & Data Systems Inc.	3,924,458	3,322,269
110,000	Telstra Corp. Ltd., ADR	2,014,389	2,578,400
140,000	TELUS Corp.	1,453,591	4,821,600
797,000	Verizon Communications Inc.	31,305,602	39,164,580
40,000	VimpelCom Ltd., ADR	230,241	517,600
415,000	Vodafone Group plc, ADR	11,310,563	16,313,650

		87,727,967	110,413,658

	Transportation — 0.6%
250,500	GATX Corp.	7,491,270	13,068,585
18,200	Kansas City Southern	305,572	2,253,706

		7,796,842	15,322,291

	Wireless Communications — 0.6%
1,000,000	Cable & Wireless Communications plc	615,759	931,476
73,779	Crown Castle International Corp.†	2,349,294	5,417,592
50,000	QUALCOMM Inc.	3,604,707	3,712,500
124,000	United States Cellular Corp.	5,499,141	5,185,680

		12,068,901	15,247,248

	TOTAL COMMON STOCKS	1,467,962,965	2,262,684,854

	CONVERTIBLE PREFERRED STOCKS — 0.4%
	Broadcasting — 0.0%
12,588	Emmis Communications Corp., 6.250% Cv. Pfd., Ser. A †	453,121	169,938

	Building and Construction — 0.0%
200	Fleetwood Capital Trust, 6.000% Cv. Pfd. †	6,210	0

	Energy and Utilities — 0.3%
128,000	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	4,617,789	7,184,640

	Financial Services — 0.0%
1,500	Doral Financial Corp., 4.750% Cv. Pfd. †	202,379	127,500

Shares		Cost	Market Value
	Telecommunications — 0.1%
54,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	$2,030,988	$2,462,940

	TOTAL CONVERTIBLE PREFERRED STOCKS	7,310,487	9,945,018

	PREFERRED STOCKS — 0.0%
	Health Care — 0.0%
35,000	The Phoenix Companies Inc., 7.450% Pfd.	750,523	777,700

	WARRANTS — 0.1%
	Energy and Utilities: Natural Gas — 0.1%
312,800	Kinder Morgan Inc., expire 05/25/17†	532,926	1,269,968

	Food and Beverage — 0.0%
650	Parmalat SpA, GDR, expire 12/31/15†(b)(c)	0	447

	TOTAL WARRANTS	532,926	1,270,415

Principal Amount
	CORPORATE BONDS — 0.6%
	Aerospace — 0.2%
$1,500,000	GenCorp Inc., Sub. Deb., 4.063%, 12/31/39	1,361,138	3,024,375

	Diversified Industrial — 0.4%
8,800,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(c)	8,800,000	10,367,500

	Financial Services — 0.0%
500,000	Janus Capital Group Inc., 3.250%, 07/15/14	499,131	520,000

	Real Estate — 0.0%
450,000	Palm Harbor Homes Inc., 3.250%, 05/15/24†	422,927	72,562

	TOTAL CORPORATE BONDS	11,083,196	13,984,437

	U.S. GOVERNMENT OBLIGATIONS — 7.2%
178,582,000	U.S. Treasury Bills, 0.020% to 0.150%††, 01/02/14 to 06/26/14	178,549,042	178,560,505

TOTAL INVESTMENTS — 100.0%		$1,666,189,139	2,467,222,929

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Schedule of Investments (Continued) — December 31, 2013

Market Value

Other Assets and Liabilities (Net)	$(6,748,439)
PREFERRED STOCK
(5,603,095 preferred shares outstanding)	(459,257,875)

NET ASSETS — COMMON STOCK
(82,774,478 common shares outstanding)	$2,001,216,615

NET ASSET VALUE PER COMMON SHARE
($2,001,216,615 ÷ 82,774,478 shares outstanding)	$24.18

(a)	At December 31, 2013, the Fund held an investment in a restricted and illiquid security amounting to $191,402 or 0.01% of total investments, which was valued as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/13 Carrying Value Per Share
115,584,000	Rolls-Royce Holdings plc, Cl. C	10/23/13	$186,664	$0.0017

(b)	Illiquid security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of Rule 144A securities amounted to $12,535,243 or 0.51% of total investments. Except as noted in (b), these securities are liquid.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
GDR	Global Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	83.8%	$2,066,986,170
Europe	13.5	332,965,651
Japan	2.3	57,270,457
Asia/Pacific	0.4	9,378,891
Latin America	0.0	621,760

Total Investments	100.0%	$2,467,222,929

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $1,666,189,139)	$2,467,222,929
Cash	40,596
Receivable for investments sold	2,006,741
Dividends and interest receivable	3,922,726
Deferred offering expense	181,981
Prepaid expenses	33,915

Total Assets	2,473,408,888

Liabilities:
Distributions payable	240,378
Payable for investments purchased	3,298,337
Payable for investment advisory fees	6,252,329
Payable for payroll expenses	78,839
Payable for accounting fees	3,750
Payable for auction agent fees	2,840,609
Other accrued expenses	220,156

Total Liabilities	12,934,398

Preferred Shares:
Series A Cumulative Preferred Shares (5.875%, $25 liquidation value, $0.001 par value, 3,200,000 shares authorized with 3,048,019 shares issued and outstanding)	76,200,475
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 4,000 shares authorized with 3,600 shares issued and outstanding)	90,000,000
Series C Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 4,800 shares authorized with 4,320 shares issued and outstanding)	108,000,000
Series D Cumulative Preferred Shares (6.000%, $25 liquidation value, $0.001 par value, 2,600,000 shares authorized with 2,542,296 shares issued and outstanding)	63,557,400
Series E Cumulative Preferred Shares (Auction Rate, $25,000 liquidation value, $0.001 par value, 5,400 shares authorized with 4,860 shares issued and outstanding)	121,500,000

Total Preferred Shares	459,257,875

Net Assets Attributable to Common Shareholders	$2,001,216,615

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,216,533,052
Accumulated net investment income	2,250,164
Accumulated net realized loss on investments and foreign currency transactions	(18,598,865)
Net unrealized appreciation on investments	801,033,790
Net unrealized depreciation on foreign currency translations	(1,526)

Net Assets	$2,001,216,615

Net Asset Value per Common Share:

($2,001,216,615 ÷ 82,774,478 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$24.18

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $1,192,089)	$53,204,490
Interest	633,311

Total Investment Income	53,837,801

Expenses:
Investment advisory fees	22,634,241
Shareholder communications expenses	315,173
Custodian fees	301,778
Trustees’ fees	251,500
Payroll expenses	213,291
Legal and audit fees	91,369
Accounting fees	45,000
Shareholder services fees	42,841
Miscellaneous expenses	203,776

Total Expenses	24,098,969

Less:
Custodian fee credits	(668)

Net Expenses	24,098,301

Net Investment Income	29,739,500

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	174,705,370
Net realized gain on foreign currency transactions	151,932

Net realized gain on investments and foreign currency transactions	174,857,302

Net change in unrealized appreciation:
on investments	359,057,932
on foreign currency translations	8,353

Net change in unrealized appreciation on investments and foreign currency translations	359,066,285

Net Realized and Unrealized Gain on Investments and Foreign Currency	533,923,587

Net Increase in Net Assets Resulting from Operations	563,663,087

Total Distributions to Preferred Shareholders	(14,886,285)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$548,776,802

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$29,739,500	$39,170,490
Net realized gain on investments and foreign currency transactions	174,857,302	32,956,704
Net change in unrealized appreciation on investments and foreign currency translations	359,066,285	132,458,975

Net Increase in Net Assets Resulting from Operations	563,663,087	204,586,169

Distributions to Preferred Shareholders:
Net investment income	(4,483,368)	(7,707,693)
Net realized capital gain	(10,402,917)	(6,380,179)

Total Distributions to Preferred Shareholders	(14,886,285)	(14,087,872)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	548,776,802	190,498,297

Distributions to Common Shareholders:
Net investment Income	(25,687,928)	(30,945,264)
Net realized capital gain	(59,607,256)	(25,615,493)
Return of capital	—	(22,977,769)

Total Distributions to Common Shareholders	(85,295,184)	(79,538,526)

Fund Share Transactions:
Net decrease from repurchase of common shares	(1,064,150)	(1,559,494)
Recapture of gain on sale of Fund shares	—	2,349

Net Decrease in Net Assets from Fund Share Transactions	(1,064,150)	(1,557,145)

Net Increase in Net Assets Attributable to Common Shareholders	462,417,468	109,402,626

Net Assets Attributable to Common Shareholders:
Beginning of year	1,538,799,147	1,429,396,521

End of year (including undistributed net investment income of $2,250,164 and $2,407,748, respectively)	$2,001,216,615	$1,538,799,147

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2013	2012	2011	2010	2009
Operating Performance:
Net asset value, beginning of year	$18.58	$17.24	$17.64	$15.58	$12.68

Net investment income	0.36	0.47	0.38	0.34	0.41
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	6.45	2.00	0.28	2.63	3.64

Total from investment operations	6.81	2.47	0.66	2.97	4.05

Distributions to Preferred Shareholders: (a)
Net investment income	(0.05)	(0.09)	(0.11)	(0.16)	(0.16)
Net realized gain	(0.13)	(0.08)	(0.05)	—	—

Total distributions to preferred shareholders	(0.18)	(0.17)	(0.16)	(0.16)	(0.16)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	6.63	2.30	0.50	2.81	3.89

Distributions to Common Shareholders:
Net investment income	(0.31)	(0.37)	(0.27)	(0.16)	(0.21)
Net realized gain on investments	(0.72)	(0.31)	(0.14)	—	—
Return of capital	—	(0.28)	(0.49)	(0.60)	(0.78)

Total distributions to common shareholders	(1.03)	(0.96)	(0.90)	(0.76)	(0.99)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Increase in net asset value from repurchase of preferred shares	—	—	—	—	0.00 (b)

Total from Fund share transactions	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$24.18	$18.58	$17.24	$17.64	$15.58

NAV total return †	36.47%	14.40%	3.61%	19.73%	35.49%

Market value, end of year	$22.17	$16.18	$15.42	$15.36	$13.11

Investment total return ††	44.38%	11.38%	6.42%	23.90%	40.35%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,460,474	$1,998,057	$1,888,654	$1,924,427	$1,759,526
Net assets attributable to common shares, end of year (in 000’s)	$2,001,217	$1,538,799	$1,429,397	$1,465,169	$1,300,268
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.65%	2.62%	2.12%	2.18%	3.18%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.34%	1.41%	1.50%	1.53%	1.66%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.34%	1.41%	1.40%	1.53%	1.66%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.07%	1.08%	1.14%	1.14%	1.16%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.07%	1.08%	1.07%	1.14%	1.16%
Portfolio turnover rate	15.8%	14.5%	15.0%	19.0%	13.3%

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,

	2013	2012	2011	2010	2009

5.875% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$76,200	$76,200	$76,200	$76,201	$76,201
Total shares outstanding (in 000’s)	3,048	3,048	3,048	3,048	3,048
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$25.31	$25.72	$25.30	$24.98	$23.34
Asset coverage per share	$133.94	$108.77	$102.81	$104.76	$95.78
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$133,938	$108,766	$102,810	$104,757	$95,781
Series C Auction Market Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$108,000	$108,000	$108,000	$108,000	$108,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$133,938	$108,766	$102,810	$104,757	$95,781
6.000% Series D Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$63,557	$63,557	$63,557	$63,557	$63,557
Total shares outstanding (in 000’s)	2,542	2,542	2,542	2,542	2,542
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$26.25	$26.79	$26.09	$25.52	$24.44
Asset coverage per share	$133.94	$108.77	$102.81	$104.76	$95.78
Series E Auction Rate Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$121,500	$121,500	$121,500	$121,500	$121,500
Total shares outstanding (in 000’s)	5	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$133,938	$108,766	$102,810	$104,757	$95,781
Asset Coverage (e)	536%	435%	411%	419%	383%

†

For 2013 based on net asset value per share and reinvestment of distributions at net asset value on the ex-dividend date. The years ended 2012, 2011, 2010, and 2009 were based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.
(d)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(e)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Dividend & Income Trust

Notes to Financial Statements

1. Organization. The Gabelli Dividend & Income Trust (the “Fund”) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on November 28, 2003.

The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/13

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Aerospace	$59,157,406	—	$191,402	$ 59,348,808
Energy and Utilities: Integrated	78,999,146	—	68,992	79,068,138
Other Industries (a)	2,124,267,908	—	—	2,124,267,908

Total Common Stocks	2,262,424,460	—	260,394	2,262,684,854

Preferred Stocks (a)	777,700	—	—	777,700
Convertible Preferred Stocks:
Building and Construction	—	—	0	0
Other Industries (a)	9,945,018	—	—	9,945,018

Total Preferred Stocks and Convertible Preferred Stocks	10,722,718	—	0	10,722,718

Warrants
Energy and Utilities: Natural Gas	1,269,968	—	—	1,269,968
Food and Beverage	—	$ 447	—	447

Total Warrants	1,269,968	447	—	1,270,415

Corporate Bonds	—	13,911,875	72,562	13,984,437
U.S. Government Obligations	—	178,560,505	—	178,560,505

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,274,417,146	$192,472,827	$332,956	$2,467,222,929

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of achieving additional return or of hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, protecting the value of its portfolio against uncertainty in the level of future currency exchange rates, or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Accounting Standards Update (“ASU”) No. 2011-11 (as clarified by ASU No. 2013-01) “Disclosures about Offsetting Assets and Liabilities” requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements and, at this time, has concluded that ASU 2011-11 is not applicable to the Fund because the Fund does not have investments covered under this guidance.

The Fund’s derivative contracts held at December 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2013, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses and distribution reclassification. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to increase accumulated net investment

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

income by $274,212 and decrease accumulated net realized loss on investments and foreign currency translations by $362,648, with an offsetting adjustment to paid-in-capital.

Under the Fund’s current common share distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.875% Series A Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.000% Series D Cumulative Preferred Shares, and Series E Auction Rate Preferred Shares (“Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$26,125,755	$4,559,641	$56,560,757	$14,087,872
Net long term capital gains	59,169,429	10,326,644	—	—
Return of capital	—	—	22,977,769	—

Total distributions paid	$85,295,184	$14,886,285	$79,538,526	$14,087,872

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$784,683,563

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $104,180,149.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

At December 31, 2013, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments in partnerships and hybrid securities.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,682,537,840	$828,798,793	$(44,113,704)	$784,685,089

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalty. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Shares for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2013, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of the outstanding Preferred Shares. Thus, advisory fees were accrued on these assets.

During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $223,636 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2013 the Fund paid or accrued $213,291 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $337,009,241,and $503,838,114, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2013 and 2012, the Fund repurchased common shares of beneficial interest in the open market at average discounts of approximately 10% and 10%, respectively, from its NAV as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(53,241)	$(1,064,150)	(97,670)	$(1,559,494)

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares or notes was declared effective by the SEC on July 11, 2013.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A, Series B, Series C, Series D, and Series E Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series B, Series C, and Series E Preferred Shares, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B, Series C, and Series E Preferred Shares subject to bid orders by potential holders has been less than the number of shares of Series B, Series C, and Series E Preferred Shares subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series B, Series C, and Series E Preferred Shares for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series B, Series C, and Series E Preferred Shares is 150%, 150%, and 250%, respectively, of the seven day Telerate/British Bankers Association LIBOR rate on the date of such auction. Existing Series B, Series C, and Series E Preferred shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series B, Series C, and Series E Preferred Shares during the year ended December 31, 2013.

The Fund may redeem in whole or in part the 5.875% Series A and 6.000% Series D Preferred Shares at the redemption price at any time. The Board has authorized the repurchase of Series A and Series D Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2013, the Fund did not repurchase any shares of Series A or Series D Preferred Shares.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2013	Net Proceeds	2013 Dividend Rate Range	Dividend Rate at 12/31/2013	Accrued Dividend at 12/31/2013

A 5.875%	October 12, 2004	3,200,000	3,048,019	$77,280,971	Fixed Rate	5.875%	$74,613
B Auction Market	October 12, 2004	4,000	3,600	98,858,617	1.625% to 1.683%	1.631%	24,465
C Auction Market	October 12, 2004	4,800	4,320	118,630,341	1.626% to 1.686%	1.631%	24,465
D 6.000%	November 3, 2005	2,600,000	2,542,296	62,617,239	Fixed Rate	6.000%	63,557
E Auction Rate	November 3, 2005	5,400	4,860	133,379	2.627% to 2.691%	2.631%	53,278

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

The Gabelli Dividend & Income Trust

Notes to Financial Statements (Continued)

losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. On January 28, 2014, the secondary credit rating agency for the Series B, Series C, and Series E Preferreds changed from Standard & Poor’s Rating Services to Fitch Ratings (“Fitch”). The Series B, Series C, and Series E Preferreds are rated AA by Fitch and Aa3 by Moody’s Investments Services.

The Board of Trustees of the Fund approved, subject to shareholder and other regulatory approvals, the contribution of a portion of the Fund’s assets to a newly formed, diversified, closed-end investment company, The Gabelli Global Small and Mid Cap Value Trust. The transaction, is expected to be voted upon at a Special Meeting of Shareholders of the Dividend & Income Trust on April 15, 2014. The close of business on February 18, 2014 has been fixed as the record date for the determination of shareholders entitled to vote at the Meeting and any adjournments or postponements thereof.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Dividend & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2014

The Gabelli Dividend & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 71	Since 2003***	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011- 2012)

Salvatore M. Salibello Trustee Age: 68	Since 2003**	3	Certified Public Accountant and Former Managing Partner of the public accounting firm Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP since 2012	Director of Kid Brands, Inc. (group of companies in infant and juvenile products)

Edward T. Tokar Trustee Age: 66	Since 2003**	2	Senior Managing Director of Beacon Trust Company (trust services) since 2004; Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004)	Director of CH Energy Group (energy services); Trustee of Levco Series Trust Mutual Funds through 2005; Director of DB Hedge Strategies Fund through March 2007; Director of Topiary Fund for Benefit Plan Investors Fund (BPI) LLC through December 2007; Director of Teton Advisors, Inc. (financial services) (2008-2010)

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Trustee Age: 78	Since 2003*	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 75	Since 2003**	20	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Mario d’Urso Trustee Age: 73	Since 2003***	5	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996-2001)	—

Frank J. Fahrenkopf, Jr. Trustee Age: 74	Since 2003*	7	Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking)

Michael J. Melarkey Trustee Age: 64	Since 2003***	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie; Owner in Pioneer Crossing Casino Group	Director of Southwest Gas Corporation (natural gas utility)

Anthonie C. van Ekris Trustee Age: 79	Since 2003*	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 68	Since 2003*	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Dividend & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel- Gabelli Funds, LLC since August 2013; Corporate Vice President of New York Life Insurance Company (May 2011 to March 2013); Vice President Counsel of Deutsche Asset Management (2006 to 2011)

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

Carter W. Austin Vice President and Ombudsman Age: 47	Since 2003	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996

Laurissa M. Martire Vice President and Ombudsman Age: 37	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

David I. Schachter Vice President Age: 60	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of G.research, Inc. since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

	*	–	Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
	**	–	Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
	***	–	Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mr. Salibello and Mr. Tokar are “interested person”.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2013

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share(a)	Ordinary Investment Income(a)	Long Term Capital Gains	Return of Capital(b)	Dividend Reinvestment Price
Common Shares
01/24/13	01/16/13	$0.08000	$0.02450	$0.05550	—	$17.62180
02/21/13	02/13/13	0.08000	0.02450	0.05550	—	17.77360
03/21/13	03/14/13	0.08000	0.02450	0.05550	—	18.67760
04/23/13	04/16/13	0.08000	0.02450	0.05550	—	19.11530
05/23/13	05/16/13	0.08000	0.02450	0.05550	—	20.05720
06/21/13	06/14/13	0.09000	0.02760	0.06240	—	18.35380
07/24/13	07/17/13	0.09000	0.02760	0.06240	—	20.24940
08/23/13	08/16/13	0.09000	0.02760	0.06240	—	20.03430
09/23/13	09/16/13	0.09000	0.02760	0.06240	—	20.13770
10/24/13	10/17/13	0.09000	0.02760	0.06240	—	21.31270
11/21/13	11/14/13	0.09000	0.02760	0.06240	—	21.44980
12/19/13	12/13/13	0.09000	0.02760	0.06240	—	21.58860

		$1.03000	$0.31570	$0.71430	—
5.875% Series A Cumulative Preferred Shares
03/26/13	03/19/13	$0.36719	$0.11258	0.25461
06/26/13	06/19/13	0.36719	0.11258	0.25461
09/26/13	09/19/13	0.36719	0.11258	0.25461
12/26/13	12/18/13	0.36719	0.11258	0.25461

		$1.46876	$0.45032	1.01844
6.000% Series D Cumulative Preferred Shares
03/26/13	03/19/13	$0.37500	$0.11497	0.26003
06/26/13	06/19/13	0.37500	0.11497	0.26003
09/26/13	09/19/13	0.37500	0.11497	0.26003
12/26/13	12/18/13	0.37500	0.11497	0.26003

		$1.50000	$0.45988	1.04012

Series B and C Auction Market Cumulative and Series E Auction Rate Cumulative Preferred Shares

Auction Rate Preferred Shares pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Series B, Series C, or Series E Auction Preferred Shares were $10,326,644 for the fiscal year ended December 31, 2013.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2013 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2013 were $59,169,429.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2013, the Fund paid to common, 5.875% Series A, and 6.00% Series D Cumulative Preferred shareholders ordinary income dividends of $0.31570, $0.45032, and $0.45988 per share, respectively. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $128.24, $128.27, and $209.74 per share, respectively. For the year ended December 31, 2013, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 1.18% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2013 derived from U.S. Treasury securities was 0.01%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. The percentage of U.S. Treasury securities held as of December 31, 2013 was 7.24%.

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2013

Historical Distribution Summary

	Investment Income(c)	Short Term Capital Gains(c)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(a)	Adjustment to Cost Basis(d)
Common Shares
2013	$0.31020	$0.00550	$0.71430	—	$1.03000	—
2012	0.37632	0.30588	—	$0.27780	0.96000	$0.27780
2011	0.26832	0.13452	—	0.49716	0.90000	0.49716
2010	0.16120	—	—	0.59880	0.76000	0.59880
2009	0.20460	—	—	0.78540	0.99000	0.78540
2008	0.27910	—	0.00250	0.99840	1.28000	0.99840
2007	0.50910	0.23480	0.91610	—	1.66000	—
2006	0.60798	0.24082	0.69120	—	1.54000	—
2005	0.45996	0.08568	0.65436	—	1.20000	—
2004	0.40005	0.10023	0.13893	0.56079	1.20000	0.56079
5.875% Series A Cumulative Preferred Shares
2013	$0.44235	$0.00795	$1.01845	—	$1.46875	—
2012	0.81025	0.65850	—	—	1.46875	—
2011	0.97821	0.49054	—	—	1.46875	—
2010	1.46875	—	—	—	1.46875	—
2009	1.46875	—	—	—	1.46875	—
2008	1.46583	—	0.00292	—	1.46875	—
2007	0.45059	0.20776	0.81040	—	1.46875	—
2006	0.57983	0.22967	0.65925	—	1.46875	—
2005	0.56290	0.10493	0.80092	—	1.46875	—
2004	0.19150	0.04798	0.06651	—	0.30599	—
6.000% Series D Cumulative Preferred Shares
2013	$0.45176	$0.00812	$1.04012	—	$1.50000	—
2012	0.82760	0.67240	—	—	1.50000	—
2011	0.99920	0.50080	—	—	1.50000	—
2010	1.50000	—	—	—	1.50000	—
2009	1.50000	—	—	—	1.50000	—
2008	1.49700	—	0.00300	—	1.50000	—
2007	0.46020	0.21220	0.82760	—	1.50000	—
2006	0.59215	0.23457	0.67328	—	1.50000	—
2005	0.08620	0.01610	0.12270	—	0.22500	—

THE GABELLI DIVIDEND & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2013

Historical Distribution Summary

	Investment Income(c)	Short Term Capital Gains(c)	Long Term Capital Gains	Return of Capital(b)	Total Distributions(a)	Adjustment to Cost Basis(d)
Auction Market/Rate Cumulative Preferred Shares
2013 Class B Shares	$ 125.97838	$ 2.26456	$290.04706	—	$ 418.29000	—
2013 Class C Shares	126.00248	2.26499	290.10253	—	418.37000	—
2013 Class E Shares	206.03966	3.70373	474.37661	—	684.12000	—
2012 Class B Shares	221.40190	179.93810	—	—	401.34000	—
2012 Class C Shares	216.87831	176.26169	—	—	393.14000	—
2012 Class E Shares	299.97988	243.80012	—	—	543.78000	—
2011 Class B Shares	243.86841	122.29159	—	—	366.16000	—
2011 Class C Shares	243.76851	122.24149	—	—	366.01000	—
2011 Class E Shares	285.90068	143.36932	—	—	429.27000	—
2010 Class B Shares	381.65000	—	—	—	381.65000	—
2010 Class C Shares	381.65000	—	—	—	381.65000	—
2010 Class E Shares	444.84000	—	—	—	444.84000	—
2009 Class B Shares	388.12000	—	—	—	388.12000	—
2009 Class C Shares	388.02000	—	—	—	388.02000	—
2009 Class E Shares	451.10000	—	—	—	451.10000	—
2008 Class B Shares	944.35220	—	1.87780	—	946.23000	—
2008 Class C Shares	966.50741	—	1.92259	—	968.43000	—
2008 Class E Shares	1044.21367	—	2.07633	—	1046.29000	—
2007 Class B Shares	414.02782	190.66719	743.74499	—	1348.44000	—
2007 Class C Shares	409.97064	188.64406	735.87530	—	1334.49000	—
2007 Class E Shares	407.63287	187.65002	731.97711	—	1327.26000	—
2006 Class B Shares	484.90820	192.07260	551.32920	—	1228.31000	—
2006 Class C Shares	484.32800	191.84250	550.66950	—	1226.84000	—
2006 Class E Shares	483.94880	191.69260	550.23860	—	1225.88000	—
2005 Class B Shares	320.22640	59.69220	455.63150	—	835.55000	—
2005 Class C Shares	324.19300	60.43160	461.27540	—	845.90000	—
2005 Class E Shares	67.54440	12.59070	96.10490	—	176.24000	—
2004 Class B Shares	68.71140	17.21520	23.86340	—	109.80000	—
2004 Class C Shares	70.77030	17.73100	24.57840	—	113.10000	—

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

During the six months ended December 31, 2013, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund over one, three, and five year periods against a peer group of equity closed-end funds obtained from Lipper. The Independent Board Members noted the Fund’s top quartile relative performance for each of the periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

Economies of Scale. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of equity closed-end value funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund was larger than average within the peer group and that its expense ratios were slightly above average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not attach significance to, information comparing the management fee with the fee for other types of accounts managed by an affiliate of the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board of Trustees.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC and co-manages the Fund. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Mario d’Urso

Former Italian Senator

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Partner,

Avansino, Melarkey, Knobel,

Mulligan & McKenzie

Salvatore M. Salibello, CPA

Partner,

BDO Seidman, LLP

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GDV Q4/2013

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,131 for 2012 and $45,072 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $9,000 for 2013. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2012 and $4,370 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-Operations

-Legal Department

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-Proxy Department

-Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

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proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

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sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)   The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

8

at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, Ms. Barbara G. Marcin, CFA, Mr. Robert D. Leininger, CFA, Mr. Kevin V. Dreyer, Mr. Jeffrey J. Jonas, CFA and Mr. Christopher J. Marangi, serve as Portfolio Managers of the Gabelli Dividend & Income Trust.

PORTFOLIO MANAGEMENT

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Barbara Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/ GAMCO Funds Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Robert Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC and co-manages the Fund. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2013. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	23.4B	7	5.3B
	Other Pooled Investment Vehicles:	15	555.2M	13	547.2M
	Other Accounts:	1,699	18.3B	21	2.3B

2. Barbara G. Marcin	Registered Investment Companies:	3	1.2B	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	39	156.1M	0	0

3. Robert D. Leininger	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	13	50.9M	2	45.3M

4. Kevin V. Dreyer	Registered Investment Companies:	5	5.7B	1	1.7B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	280	1.1B	1	8.3M

5. Jeffrey J. Jonas	Registered Investment Companies:	2	3.9B	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	8	24.7M	2	20.9M

6. Christopher J. Marangi	Registered Investment Companies:	5	6.5B	2	1.9B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	286	1.2B	2	20.4M

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.    As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.    As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS.  Because of Mr. Gabelli’s indirect majority ownership interest in G.research, Inc., he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.  At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION.   A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Barbara G. Marcin, Robert D Leininger, Kevin V. Dreyer, Jeffrey J. Jonas, and Christopher J. Marangi each owned over $1,000,000, $0, $100,001 - $500,000, $10,001 - $50,000 $10,001 - $50,000, and $0, respectively, of shares of the Trust as of December 31, 2013.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/13 through 07/31/13	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,827,719 Preferred Series A –3,048,019 Preferred Series D – 2,542,296
Month #2 08/01/13 through 08/31/13	Common – 33,241 Preferred Series A – N/A Preferred Series D – N/A	Common – $20.04 Preferred Series A – N/A Preferred Series D – N/A	Common – 33,241 Preferred Series A – N/A Preferred Series D – N/A	Common – 82,827,719 – 33,241 = 82,794,478 Preferred Series A –3,048,019 Preferred Series D – 2,542,296
Month #3 09/01/13 through 09/30/13	Common – 15,000 Preferred Series A – N/A Preferred Series D – N/A	Common – $19.96 Preferred Series A – N/A Preferred Series D – N/A	Common – 15,000 Preferred Series A – N/A Preferred Series D – N/A	Common – 82,794,478 – 15,000 = 82,779,478 Preferred Series A –3,048,019 Preferred Series D – 2,542,296
Month #4 10/01/13 through 10/31/13	Common – 5,000 Preferred Series A – N/A	Common – $19.58 Preferred Series A – N/A	Common – 5,000 Preferred Series A – N/A	Common - 82,779,478 – 5,000 = 82,774,478 Preferred Series A – 3,048,019

	Preferred Series D – N/A	Preferred Series D – N/A	Preferred Series D – N/A	Preferred Series D – 2,542,296
Month 11/01/13 through 11/30/13	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,774,478 Preferred Series A –3,048,019 Preferred Series D –2,542,296
Month #6 12/01/13 through 12/31/13	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – N/A Preferred Series A – N/A Preferred Series D – N/A	Common – 82,774,478 Preferred Series A –3,048,019 Preferred Series D –2,542,296
Total	Common – 53,241 Preferred Series A – N/A Preferred Series D – N/A	Common – $19.99 Preferred Series A – N/A Preferred Series D – N/A	Common – 53,241 Preferred Series A – N/A Preferred Series D – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

 (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Dividend & Income Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/10/2014

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/10/2014

* Print the name and title of each signing officer under his or her signature.